UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
_______________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 23, 2024
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BurgerFi International, Inc.
(Exact name of registrant as specified in its charter)
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001-38417	Delaware	82-2418815
(Commission File Number)	(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

200 West Cypress Creek Rd., Suite 220 Fort Lauderdale, FL	33309
(Address of Principal Executive Offices)	(Zip Code)
(954) 618-2000
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, If Changed Since Last Report)
_______________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	BFI	The Nasdaq Stock Market LLC
Redeemable warrants, each exercisable for one share of common stock at an exercise price of $11.50 per share	BFIIW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed, on August 26, 2022, a lawsuit entitled Lion Point Capital, L.P. v. BurgerFi International, Inc., Index No. 653099/2022 (the “Action”) was filed by Lion Point Capital, LP, a Delaware limited partnership (“Lion Point”), in the Supreme Court of the State of New York, County of New York against BurgerFi International, Inc., a Delaware corporation (the “Company”), alleging that the Company failed to timely register Lion Point’s shares in violation of the registration rights agreement to which Lion Point and the Company are parties. The Company and Lion Point have engaged in good-faith efforts to resolve the claim asserted in the Action and all other claims, counterclaims, and defenses that do or may exist between Lion Point, on the one hand, and the Company, on the other hand.

Without any admission as to fault, liability or wrongdoing or as to the validity of the other party’s positions, as a result of such efforts and in order to avoid the time, expense, and risks associated with continuing to litigate the Action, on July 23, 2024, the Company and Lion Point entered into a Settlement Agreement (the “Settlement Agreement”), pursuant to which, among other things, the Company and Lion Point agreed to resolve all claims, defenses, and counterclaims that do or may exist between Lion Point, on the one hand, and the Company, on the other hand, as of, or prior to, the date of the Settlement Agreement that arise out of, or are in any way related to, in any matter whatsoever, the Action, pursuant to the terms and conditions of the Settlement Agreement. Pursuant to the Settlement Agreement, the Company agreed to (i) pay Lion Point $1,350,000 in installments in accordance with the schedule set forth in the Settlement Agreement, (ii) execute the Affidavit of Confession of Judgment, in substantially the form attached to the Settlement Agreement as Exhibit A thereto, and (iii) issue to Lion Point 300,000 shares of Series A Preferred Stock, par value $0.0001 per share (the “Preferred Shares”), in each case subject to terms and conditions set forth in the Settlement Agreement. The issuance of Preferred Shares to Lion Point, an accredited investor, was exempt from registration requirements of the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) thereof and Regulation D promulgated thereunder.

The description of the Settlement Agreement included herein does not purport to be complete and is qualified in its entirety by reference to the text of the Settlement Agreement, which is filed as Exhibit 10.1 hereto and incorporated by reference herein.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 of this Form 8-K is hereby incorporated by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this Form 8-K is hereby incorporated by reference.

Item 8.01. Other Events.

On July 25, 2024, the Company issued a press release announcing the entry into the Settlement Agreement. A copy of the press release is attached hereto as Exhibit 99.1.
Item 9.01.     Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.	Description
10.1	Settlement Agreement, dated July 23, 2024, between BurgerFi International, Inc. and Lion Point Capital, LP.

99.1	Press release, dated July 25, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: July 25, 2024

BURGERFI INTERNATIONAL, INC.

By:	/s/ Christopher Jones
Christopher Jones, Chief Financial Officer